UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

AXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24085	94-3031310

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4281 Technology Drive
Fremont, California 94538
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 683-5900

Not Applicable
(Former name or former address, if changed since last report)

Item 12.Regulation FD Disclosure

12.1	In accordance with Release 33-8216, the information contained herein and in the accompanying exhibit is being furnished under Item 12. This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such as filing.

Attached hereto as exhibit 99.1 and incorporated by reference herein is financial information of AXT, Inc. for the three-month and six-month periods ended June 30, 2004 as presented in a press release of July 21, 2004.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

99.1	Financial information for AXT, Inc. for the three-month and six-month periods ended June 30, 2004 as presented in a press release of July 21, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, INC.

Date: July 21, 2004	By:	/s/ WILSON W. CHEUNG
Wilson W. Cheung
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated July 21, 2004

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